May 9, 2013 Fannie Mae 2013 First Quarter Credit Supplement Exhibit 99.2

1  This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, the “2013 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2013 Q1 Form 10-Q and in the Fannie Mae’s Form 10-K for the year ended December 31 2012, the “2012 Form10-K.” These materials should be reviewed together with the 2013 Q1 Form 10-Q, and the 2012 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.  Unless otherwise indicated data labeled as “YTD 2013” is as of March 31, 2013 or for the first three months of 2013.

2 Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2013 Q1 4 Home Price Change Peak-to-Current as of 2013 Q1 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus™ Initiative 7 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States 10 Credit Characteristics of Single-Family Conventional Guaranty Book of Business of Alt-A by Origination Year 11 Credit Characteristics of Single-Family Conventional Guaranty Book of Business under the Refi Plus Initiative 12 Serious Delinquency Rates of Single-Family Conventional Guaranty Book of Business by Select States and Region 13 Workouts of Fannie Mae Single-Family Loans Single-Family Completed Workouts by Type 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 16 Single-Family Real Estate Owned (REO) in Select States 17 Single-Family Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily YTD 2013 Credit Losses by State 22 Table of Contents

3 Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index Growth rates are from period-end to period-end. We estimate that home prices on a national basis declined by an estimated 19.3% from their peak in the third quarter of 2006 to the first quarter of 2013, based on our home price index, but increased by an estimated 5.9% from the first quarter of 2012 to the first quarter of 2013. *Year-to-date 2013. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2013. Including subsequent data may lead to materially different results. S&P/Case-Shiller Index 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.3% 7.5% 7.7% 10.6% 11.3% 2.8% -3.4% -9.1% -4.8% -4.3% -3.7% 4.5% 1.1% -15% -10% -5% 0% 5% 10% 15% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013* *

FannieMae

One Year Home Price Change as of 2013 Q1*

United States 5.9%


AK
7.5%
0.2%
WA
5.3%
3.5%
OR
7.7%
1.7%
ID
11.2%
0.5%
MT
6.1%
0.3%
ND
9.0%
0.1%
MN
8.5%
1.9%
SD
3.6%
0.2%
WY
1.7%
0.2%
WI
1.3%
1.8%
MI
10.7%
2.4%
NV
19.9%
1.0%
UT
8.9%
1.0%
CO
8.7%
2.6%
NE
0.3%
0.4%
IA
2.7%
0.7%
IL
2.0%
4.2%
IN
2.4%
1.2%
OH
3.3%
2.2%
PA
2.0%
3.1%
NY
2.5%
5.6%
VT
0.1%
0.2%
NH
3.7%
0.5%
ME
2.8%
0.3%
MA
4.3%
3.1%
RI
2.4%
0.4%
CT
0.4%
1.4%
NJ
3.0%
4.0%
DE
3.5%
0.4%
DC
6.5%
0.4%
MD
3.9%
2.8%
CA
14.6%
19.1%
HI
6.5%
0.8%
AZ
22.8%
2.4%
NM
2.2%
0.6%
KS
2.3%
0.5%
MO
2.2%
1.4%
KY
3.4%
0.6%
WV
2.1%
0.2%
VA
3.2%
3.6%
NC
2.2%
2.5%
TN
3.2%
1.3%
SC
2.3%
1.2%
OK
2.1%
0.6%
AR
3.2%
0.5%
MS
0.8%
0.4%
AL
0.5%
1.0%
GA
8.9%
2.7%
TX
4.6%
5.3%
LA
3.1%
0.9%
FL
10.9%
5.9%
State Growth Rate
Below 0%
0% to 5%
5% to 10%
10% and above
State
Growth Rate
UPB %

*Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2013. Including subsequent data may lead to materially different results.

4

FannieMae

Home Price Change Peak-to-Current as of 2013 Q1*

United States -19.3%



AK 0.0% 0.2%
WA -24.3% 3.5%
OR -24.1% 1.7%
ID -24.2% 0.5%
MT -5.9% 0.3%
ND 0.0% 0.1%
MN -19.2% 1.9%
WI -13.8% 1.8%
MI -27.8% 2.4%
VT -11.3% 0.2%
NH -21.7% 0.5%
ME -13.0% 0.3%
MA -18.6% 3.1%
RI -33.1% 0.4%
CT -22.7% 1.4%
NJ -26.8% 4.0%
DE -20.0% 0.4%
MD -28.2% 2.8%
DC 0.0% 0.4%
NY -11.7% 5.6%
PA -7.8% 3.1%
OH -13.6% 2.2%
IN -5.4% 1.2%
IL -26.1% 4.2%
IA -0.8% 0.7%
SD -0.7% 0.2%
WY -6.3% 0.2%
NE -5.5% 0.4%
CA -39.9% 19.1%
NV -54.0% 1.0%
UT -18.0% 1.0%
CO -5.2% 2.6%
KS -3.9% 0.5%
MO -11.7% 1.4%
WV -1.7% 0.2%
VA -19.1% 3.6%
KY -2.9% 0.6%
NC -11.5% 2.5%
TN -9.2% 1.3%
SC -13.0% 1.2%
HI -17.1% 0.8%
AZ -40.1% 2.4%
NM -15.9% 0.6%
OK -1.6% 0.6%
AR -4.6% 0.5%
MS -10.0% 0.4%
AL -11.7% 1.0%
GA -26.2% 2.7%
TX 0.0% 5.3%
LA -0.2% 0.9%
FL -45.9% 5.9%
State Growth Rate
Below -30%
-30% to -15%
-15% to -5%
-5% to 0%
0%
State
Growth Rate
UPB %

*Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2013. Including subsequent data may lead to materially different results.

5

6 Acquisition Year YTD 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 Unpaid Principal Balance (billions) $219.5 $832.2 $562.3 $595.0 $684.7 $557.2 $643.8 $515.8 $524.2 $568.8 Weighted Average Origination Note Rate 3.48% 3.78% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63% Origination Loan-to-Value Ratio <= 60% 25.5% 25.3% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1% >60% and <= 70% 15.2% 14.4% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2% >70% and <= 80% 32.9% 34.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1% >80% and <= 90% 9.2% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2% >90% and <= 100% (2) 8.2% 8.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3% > 100% (2) 8.9% 8.3% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2% Weighted Average Origination Loan-to-Value Ratio 74.7% 74.5% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4% Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 67.6% 67.8% 66.6% 65.8% 65.8%      FICO Credit Scores (4) 0 to < 620 1.3% 0.8% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6% >= 620 and < 660 2.8% 2.2% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5% >=660 and < 700 8.2% 7.2% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4% >=700 and < 740 16.5% 15.6% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9% >=740 71.3% 74.1% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2% Missing 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4% Weighted Average FICO Credit Score 757 761 762 762 761 738 716 716 719 715 Product Distribution Fixed-rate 98.2% 96.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8% Adjustable-rate 1.8% 3.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2% Alt-A (5) 1.4% 0.8% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9% Subprime      0.3% 0.7% 0.7% 0.0%  Interest Only 0.2% 0.3% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0% Negative Amortizing      0.0% 0.3% 3.1% 3.2% 1.9% Investor 8.5% 7.2% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4% Condo/Co-op 9.9% 9.1% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8% Refinance 82.6% 79.4% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3% Total Refi Plus Initiative (3) 25.1% 24.5% 24.3% 23.4% 10.6%      HARP 15.7% 15.6% 9.9% 9.8% 4.1%      Origination Loan-to-Value Ratio: >80% and <=105% 52.9% 57.2% 88.1% 94.4% 99.1%      >105% and <=125% 22.5% 22.1% 11.9% 5.6% 0.9%      >125% 24.6% 20.7%         HARP Weighted Average Origination Loan-to-Value Ratio 113.3% 111.0% 94.3% 92.2% 90.7%      Credit Characteristics of Single-Family Business Acquisitions(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. Beginning with the third quarter of 2011, we prospectively report loans underlying long-term standby commitments in the period in which the commitment was established, rather than at the time of actual delivery. (2) The increase after 2009 is the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) Our Refi Plus initiative, which includes HARP, started in April 2009. (4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative. Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers.

FannieMae

Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus Initiative

	Acquisition Year									
	HARP [1]					Other Refi Plus [1]				
	YTD 2013	2012	2011	2010	2009	YTD 2013	2012	2011	2010	2009
Unpaid Principal Balance (billions)	$34.4	$129.9	$55.6	$59.0	$27.9	$20.7	$73.8	$81.2	$80.5	$44.7
Weighted Average Origination Note Rate	3.86%	4.14%	4.78%	5.00%	5.05%	3.60%	3.89%	4.44%	4.68%	4.85%
Origination Loan-to-Value Ratio										
<= 80%	—	—	—	—	—	100.00%	100.00%	100.00%	100.00%	100.00%
>80% and <= 105%	52.9%	57.2%	88.1%	94.4%	99.1%	—	—	—	—	—
>105% and <= 125%	22.5%	22.1%	11.9%	5.6%	0.9%	—	—	—	—	—
>125%	24.6%	20.7%	—	—	—	—	—	—	—	—
Weighted Average Origination Loan-to-Value Ratio	113.3%	111.0%	94.3%	92.2%	90.7%	60.1%	61.1%	60.2%	62.3%	63.3%
FICO Credit Scores [2]										
0 to < 620	5.4%	3.7%	2.1%	2.0%	1.2%	4.2%	2.9%	1.7%	1.4%	0.8%
>= 620 and < 660	8.2%	6.0%	3.8%	3.6%	2.5%	5.5%	4.2%	2.8%	2.4%	1.7%
>=660 and < 700	16.3%	13.4%	11.6%	11.6%	9.6%	11.7%	9.8%	8.8%	8.0%	6.7%
>=700 and < 740	21.3%	20.3%	21.0%	21.4%	22.3%	17.5%	16.2%	16.7%	15.9%	16.3%
>=740	48.8%	56.6%	61.5%	61.2%	64.4%	61.2%	66.9%	70.0%	72.3%	74.5%
Weighted Average FICO Credit Score	727	738	746	746	749	744	753	758	760	762
Product Distribution										
Fixed-rate	99.7%	99.3%	96.8%	97.2%	97.9%	99.4%	98.9%	97.6%	97.3%	98.1%
Adjustable-rate	0.3%	0.7%	3.2%	2.8%	2.1%	0.6%	1.1%	2.4%	2.7%	1.9%
Owner Occupied	80.7%	85.7%	86.3%	91.1%	95.2%	84.2%	87.2%	89.2%	91.8%	93.5%
Second/Vacation Home	3.0%	2.8%	3.6%	3.5%	3.3%	3.5%	3.2%	3.6%	3.5%	4.2%
Investor	16.4%	11.5%	10.1%	5.4%	1.6%	12.3%	9.6%	7.3%	4.7%	2.3%
Condo/Co-op	13.0%	10.9%	10.5%	10.1%	8.3%	8.6%	7.6%	5.8%	6.0%	6.8%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi-Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

7

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features

	Categories Not Mutually Exclusive [1]									
As of March 31, 2013	Negative Amortizing Loans	Interest Only Loans	Loans with FICO < 620[3]	Loans with FICO ≥ 620 and < 660[3]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%[3]	Alt-A Loans	Subprime Loans	Sub-total of Key Product Features[1]	Overall Book
Unpaid Principal Balance (billions) [2]	$7.3	$95.9	$77.6	$161.5	$374.2	$20.0	$147.8	$4.8	$724.9	$2,760.6
Share of Single-Family Conventional Guaranty Book	0.3%	3.5%	2.8%	5.8%	13.6%	0.7%	5.4%	0.2%	26.3%	100.0%
Average Unpaid Principal Balance [2]	$103,680	$236,480	$119,196	$130,739	$168,494	$126,569	$153,974	$143,915	$154,206	$158,200
Serious Delinquency Rate	6.10%	13.74%	11.32%	8.60%	4.75%	13.14%	10.80%	19.49%	7.17%	3.02%
Origination Years 2005-2008	54.5%	79.6%	52.1%	46.8%	21.3%	46.3%	65.5%	85.2%	39.0%	19.5%
Weighted Average Origination Loan-to-Value Ratio	70.5%	74.2%	79.2%	78.5%	104.5%	104.3%	75.5%	76.9%	88.3%	73.3%
Origination Loan-to-Value Ratio > 90%	0.3%	8.2%	25.7%	22.2%	100.0%	100.0%	10.4%	6.6%	51.6%	13.6%
Weighted Average Mark-to-Market Loan-to-Value Ratio	85.7%	106.4%	87.5%	85.9%	105.5%	112.3%	94.0%	105.1%	95.3%	73.8%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	15.4%	26.4%	17.6%	15.9%	27.7%	32.2%	20.0%	24.1%	21.8%	7.9%
Mark-to-Market Loan-to-Value Ratio > 125%	24.5%	27.3%	12.5%	11.9%	16.3%	26.0%	18.7%	25.1%	14.3%	4.8%
Weighted Average FICO [3]	707	725	586	642	726	587	715	619	701	743
FICO < 620 [3]	6.7%	1.5%	100.0%	—	5.3%	100.0%	1.5%	50.9%	10.7%	2.8%
Fixed-rate	2.7%	26.7%	80.5%	82.7%	92.6%	82.5%	65.5%	63.6%	80.2%	90.5%
Primary Residence	68.5%	85.1%	95.9%	93.5%	92.0%	96.9%	77.2%	96.9%	89.4%	88.6%
Condo/Co-op	13.1%	15.6%	4.8%	6.3%	10.5%	5.8%	10.2%	4.1%	9.6%	9.4%
Credit Enhanced [4]	47.5%	15.1%	26.5%	24.0%	57.9%	69.5%	14.3%	56.9%	35.0%	14.1%
% of 2009 Credit Losses [5]	2.0%	32.6%	8.8%	15.5%	19.2%	3.4%	39.6%	1.5%	75.0%	100.0%
% of 2010 Credit Losses [5]	1.9%	28.6%	8.0%	15.1%	15.9%	2.7%	33.2%	1.1%	68.4%	100.0%
% of 2011 Credit Losses [5]	1.2%	25.8%	7.9%	14.7%	14.0%	2.2%	27.3%	0.6%	63.4%	100.0%
% of 2012 Credit Losses [5]	0.5%	21.8%	7.8%	14.2%	16.8%	2.3%	23.7%	1.1%	61.2%	100.0%
% of YTD 2013 Credit Losses [5][6]	-0.8%	19.7%	8.1%	16.8%	21.0%	2.3%	24.4%	0.3%	64.3%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2013.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2013 Q1 Form 10-Q.
(6) Credit losses are negative due to make-whole recoveries recognized in the period.

8

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

As of March 31, 2013	Overall Book	Origination Year 2013	2012	2011	2010	2009	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) (1)	$2,760.6	$124.3	$787.0	$375.1	$341.4	$267.0	$109.7	$176.2	$125.5	$126.6	$327.8
Share of Single-Family Conventional Guaranty Book	100.0%	4.5%	28.5%	13.6%	12.4%	9.7%	4.0%	6.4%	4.5%	4.6%	11.9%
Average Unpaid Principal Balance (1)	$158,200	$205,295	$206,200	$180,635	$179,757	$173,213	$158,540	$165,743	$150,732	$134,623	$82,301
Serious Delinquency Rate	3.02%	—	0.06%	0.27%	0.53%	0.95%	6.67%	12.71%	11.96%	7.71%	3.56%
Weighted Average Origination Loan-to-Value Ratio	73.3%	75.2%	75.6%	71.1%	70.9%	69.6%	75.0%	78.4%	75.3%	73.4%	71.4%
Origination Loan-to-Value Ratio > 90% (2)	13.6%	18.2%	18.2%	12.2%	9.8%	6.2%	13.0%	21.1%	12.7%	9.7%	10.1%
Weighted Average Mark-to-Market Loan-to-Value Ratio	73.8%	75.0%	72.3%	66.5%	67.8%	69.6%	86.6%	105.1%	103.2%	88.1%	57.2%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	7.9%	5.6%	5.1%	2.5%	3.4%	4.3%	20.2%	27.4%	24.1%	18.1%	4.3%
Mark-to-Market Loan-to-Value Ratio > 125%	4.8%	4.3%	3.1%	0.1%	0.3%	0.3%	7.0%	23.3%	23.4%	12.1%	1.8%
Weighted Average FICO (3)	743	755	760	758	758	755	722	697	701	710	711
FICO < 620 (3)	2.8%	1.4%	0.9%	0.6%	0.6%	0.6%	4.6%	9.9%	8.0%	6.1%	6.7%
Interest Only	3.5%	0.2%	0.3%	0.6%	1.0%	1.1%	6.9%	16.9%	18.8%	12.1%	2.5%
Negative Amortizing	0.3%	—	—	—	—	—	—	0.1%	1.4%	1.6%	1.0%
Fixed-rate	90.5%	98.7%	97.2%	93.9%	94.9%	97.0%	81.6%	72.2%	70.7%	73.5%	84.5%
Primary Residence	88.6%	87.3%	88.7%	87.4%	89.6%	91.0%	86.4%	88.3%	86.5%	86.4%	90.0%
Condo/Co-op	9.4%	9.6%	9.2%	9.0%	8.8%	9.2%	12.0%	10.7%	11.4%	11.0%	8.0%
Credit Enhanced (4)	14.1%	14.9%	14.5%	10.6%	7.7%	7.4%	27.3%	31.4%	21.0%	15.7%	11.9%
% of 2009 Credit Losses (5)	100.0%	—	—	—	—	—	4.8%	36.0%	30.9%	16.4%	11.9%
% of 2010 Credit Losses (5)	100.0%	—	—	—	—	0.4%	7.0%	35.8%	29.2%	15.9%	11.7%
% of 2011 Credit Losses (5)	100.0%	—	—	—	0.7%	1.6%	5.7%	30.3%	27.7%	19.2%	14.8%
% of 2012 Credit Losses (5)	100.0%	—	0.1%	0.6%	1.9%	2.5%	7.7%	31.5%	26.3%	16.3%	13.1%
% of YTD 2013 Credit Losses (5)	100.0%	—	0.5%	1.1%	2.1%	2.3%	7.2%	33.2%	25.3%	15.4%	13.0%
Cumulative Default Rate (6)	—	—	0.0%	0.1%	0.2%	0.4%	3.6%	11.5%	10.6%	6.4%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2013.
(2) The increase after 2009 is the result of the Home Affordable Refinance Program ("HARP"), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2013 Q1 Form 10-Q.
(6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2002 to 2004 cumulative default rates, refer to slide 16.

9

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States

As of March 31, 2013	Overall Book	AZ	CA	FL	NV	Select Midwest States [(1)]
Unpaid Principal Balance (billions) [(2)]	$2,760.6	$65.4	$526.5	$163.1	$26.9	$277.5
Share of Single-Family Conventional Guaranty Book	100.0%	2.4%	19.1%	5.9%	1.0%	10.1%
Average Unpaid Principal Balance [(2)]	$158,200	$148,420	$223,219	$138,330	$155,221	$123,382
Serious Delinquency Rate	3.02%	1.85%	1.46%	9.36%	6.01%	3.17%
Origination Years 2005-2008	19.5%	25.3%	15.5%	37.8%	33.3%	18.5%
Weighted Average Origination Loan-to-Value Ratio	73.3%	82.1%	67.9%	79.0%	86.1%	77.4%
Origination Loan-to-Value Ratio > 90%	13.6%	23.4%	9.2%	19.1%	23.4%	18.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	73.8%	82.9%	69.3%	93.2%	110.8%	81.2%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	7.9%	15.0%	6.7%	15.4%	13.9%	12.2%
Mark-to-Market Loan-to-Value Ratio >125%	4.8%	11.0%	6.0%	21.3%	35.3%	6.4%
Weighted Average FICO [(3)]	743	744	752	729	738	738
FICO < 620 [(3)]	2.8%	2.4%	1.6%	4.6%	2.5%	3.7%
Interest Only	3.5%	6.5%	5.0%	7.0%	10.2%	2.2%
Negative Amortizing	0.3%	0.3%	0.8%	0.7%	0.9%	0.1%
Fixed-rate	90.5%	86.5%	88.6%	84.5%	80.5%	90.2%
Primary Residence	88.6%	79.5%	85.7%	81.8%	76.4%	92.8%
Condo/Co-op	9.4%	4.3%	12.3%	13.5%	5.5%	11.2%
Credit Enhanced [(4)]	14.1%	13.7%	6.6%	14.2%	13.3%	17.8%
% of 2009 Credit Losses [(5)]	100.0%	10.8%	24.4%	15.5%	6.5%	14.8%
% of 2010 Credit Losses [(5)]	100.0%	10.0%	22.6%	17.5%	6.1%	13.6%
% of 2011 Credit Losses [(5)]	100.0%	11.7%	27.0%	11.0%	7.9%	12.0%
% of 2012 Credit Losses [(5)]	100.0%	6.3%	18.4%	21.4%	4.8%	18.7%
% of YTD 2013 Credit Losses [(4)]	100.0%	2.5%	9.5%	23.3%	4.3%	23.1%

(1) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2013.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2013 Q1 Form 10-Q.

10

FannieMae

Credit Characteristics Single-Family Conventional Guaranty Book of Business of Alt-A by Origination Year

As of March 31, 2013	Alt-A (1)	2013 (2)	2012 (2)	2011 (2)	2010 (2)	2009 (2)	2008	2007	2006	2005	2004 and Earlier
Unpaid principal balance (billions) (3)	$147.8	$2.0	$7.6	$6.3	$3.1	$1.2	$3.3	$33.1	$35.4	$25.0	$30.9
Share of Alt-A	100.0%	1.3%	5.1%	4.3%	2.1%	0.8%	2.2%	22.4%	24.0%	16.9%	20.9%
Weighted Average Origination Loan-to-Value Ratio	75.5%	106.3%	100.6%	74.8%	80.9%	76.0%	68.6%	75.0%	74.2%	73.0%	71.6%
Origination Loan-to-Value Ratio > 90% (4)	10.4%	63.0%	55.6%	25.7%	31.1%	22.0%	2.5%	8.6%	4.9%	3.3%	5.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	94.0%	106.0%	96.1%	70.9%	80.8%	79.1%	83.5%	109.0%	109.3%	96.2%	64.8%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125%	20.0%	24.8%	20.9%	8.9%	14.5%	15.5%	17.5%	27.4%	25.7%	21.8%	7.0%
Mark-to-Market Loan-to-Value Ratio > 125%	18.7%	26.7%	19.3%	0.5%	0.8%	1.3%	7.1%	27.9%	29.5%	18.2%	3.4%
Weighted Average FICO (5)	715	712	721	741	728	731	721	707	709	720	716
FICO < 620 (5)	1.5%	9.3%	7.4%	2.9%	3.8%	4.1%	0.3%	0.6%	0.6%	0.5%	1.7%
Adjustable-rate	34.5%	0.2%	0.8%	2.5%	4.2%	3.7%	25.3%	38.1%	42.8%	47.7%	32.9%
Interest Only	26.2%	—	—	—	—	0.1%	7.3%	37.5%	38.3%	31.3%	15.4%
Negative Amortizing	2.6%	—	—	—	—	—	—	—	4.1%	6.3%	2.6%
Investor	18.5%	33.5%	29.3%	24.7%	13.0%	5.5%	18.4%	18.3%	16.1%	19.5%	16.7%
Condo/Co-op	10.2%	15.0%	11.1%	7.2%	8.9%	8.8%	6.4%	8.7%	10.8%	12.7%	9.8%
California	20.8%	25.7%	24.0%	25.9%	15.2%	14.3%	19.6%	20.6%	18.3%	19.5%	23.6%
Florida	11.7%	12.0%	11.2%	4.1%	3.2%	3.5%	9.8%	13.1%	13.9%	13.6%	9.3%
Credit Enhanced (6)	14.3%	8.9%	7.9%	2.1%	2.3%	1.5%	14.0%	16.5%	15.1%	12.0%	19.2%
Serious Delinquency Rate at December 31, 2012	11.36%	—	0.21%	1.05%	3.30%	4.89%	10.71%	17.41%	16.59%	11.76%	6.74%
Serious Delinquency Rate at March 31, 2013	10.80%	—	0.31%	1.29%	3.65%	4.79%	10.44%	16.87%	16.11%	11.48%	6.55%
% of 2009 Credit Losses (7)	39.6%	—	—	—	—	—	0.4%	13.4%	15.8%	7.3%	2.6%
% of 2010 Credit Losses (7)	33.2%	—	—	—	0.0%	0.0%	0.5%	11.8%	12.8%	5.7%	2.3%
% of 2011 Credit Losses (7)	27.3%	—	—	—	0.1%	0.1%	0.3%	8.5%	10.1%	5.9%	2.5%
% of 2012 Credit Losses (7)	23.7%	—	0.0%	0.0%	0.1%	0.1%	0.3%	7.9%	8.9%	4.3%	1.9%
% of YTD 2013 Credit Losses (7)	24.4%	—	0.0%	0.1%	0.1%	0.1%	0.3%	9.7%	8.5%	3.8%	1.8%
Cumulative Default Rate (8)	—	—	0.0%	0.3%	2.2%	3.3%	9.2%	21.0%	19.5%	12.5%	—

(1) In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if and only if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria.

(2) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

(3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2013.

(4) The increase after 2008 is the result of our Refi Plus loans, which we began acquiring in April 2009 and which involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(5) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At March 31, 2013, 9.3% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 3.8% had only pool insurance (which is generally subject to a deductible), 0.8% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse.

(7) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2013 Q1 Form 10-Q.

(8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

11

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business under the Refi Plus Initiative

As of March 31, 2013	Origination Year									
	HARP (1)					Other Refi Plus (1)				
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Unpaid Principal Balance (billions)	$21.4	$131.4	$49.7	$47.9	$22.8	$12.6	$70.6	$61.1	$51.7	$23.4
Share of Single-Family Conventional Guaranty Book	0.8%	4.8%	1.8%	1.7%	0.8%	0.5%	2.6%	2.2%	1.9%	0.8%
Average Unpaid Principal Balance	$188,193	$197,665	$207,148	$220,189	$227,412	$137,499	$147,108	$152,028	$163,386	$167,311
Share of Total Refinances	1.1%	6.5%	2.5%	2.4%	1.1%	0.6%	3.5%	3.0%	2.6%	1.2%
Weighted Average Origination Loan-to-Value Ratio	113.5%	112.4%	94.8%	92.9%	91.4%	60.0%	61.1%	60.5%	62.9%	64.9%
Origination Loan-to-Value Ratio > 90%	78.4%	77.6%	58.2%	52.9%	48.2%	—	—	—	—	—
Weighted Average Mark-to-Market Loan-to-Value Ratio	113.2%	106.8%	90.0%	91.9%	94.8%	59.8%	58.5%	56.5%	59.9%	64.7%
Weighted Average FICO (2)	726	737	745	744	745	743	751	755	756	754
FICO < 620 (2)	5.7%	3.9%	2.2%	2.2%	1.6%	4.4%	3.2%	2.0%	1.7%	1.5%
Fixed-rate	99.8%	99.4%	97.0%	97.3%	97.7%	99.5%	99.0%	97.6%	97.5%	97.9%
Primary Residence	80.3%	85.0%	86.0%	90.4%	94.6%	83.6%	86.7%	88.3%	90.6%	92.1%
Second/Vacation Home	2.9%	2.8%	3.4%	3.5%	3.2%	3.7%	3.2%	3.6%	3.6%	4.6%
Investor	16.8%	12.2%	10.6%	6.2%	2.2%	12.7%	10.2%	8.2%	5.7%	3.3%
Condo/Co-op	13.3%	11.1%	10.5%	10.0%	8.5%	9.1%	7.8%	5.9%	6.2%	7.4%
Serious Delinquency Rate										
Overall Serious Delinquency Rate	—	0.25%	1.10%	2.05%	2.97%	—	0.06%	0.29%	0.57%	1.02%
Serious Delinquency Rate by MTMLTV Ratio:										
<=80%	—	0.10%	0.37%	0.48%	0.72%	—	0.06%	0.26%	0.45%	0.71%
80% and <=105%	—	0.18%	1.10%	1.88%	2.44%	—	0.26%	1.50%	2.25%	2.63%
105% and <=125%	—	0.30%	2.43%	4.61%	6.05%	—	—	6.45%	4.37%	6.93%
>125%	—	0.43%	3.33%	7.10%	8.36%	—	—	—	5.00%	4.08%
Mark-to-Market Loan-to-Value Ratio										
<=80%	0.1%	6.9%	19.3%	14.9%	10.3%	100.0%	98.5%	97.5%	91.9%	81.2%
80% and <=105%	52.4%	53.1%	69.4%	71.4%	70.7%	0.0%	1.5%	2.5%	8.0%	18.4%
105% and <=125%	22.6%	21.3%	10.3%	12.0%	16.7%	—	—	0.0%	0.1%	0.3%
>125%	24.8%	18.7%	1.0%	1.6%	2.2%	—	—	0.0%	0.0%	0.1%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

12

13 0% 1% 2% 3% 4% 5% 6% 7% 8% Q1 20132012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q1 Serious Delinquency Rate by Region (3) Midwest Northeast Southeast Southwest West 0% 2% 4% 6% 8% 10% 12% 14% 16% Q1 20132012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q1 Serious Delinquency Rate by Select States AZ CA FL NV Select Midwest States All Serious Delinquency Rates of Single-Family Conventional Guaranty Book of Business(1) by Select States and Region (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (3) For information on which states are included in each region, refer to footnote 9 to Table 31 in Fannie Mae’s 2013 Q1 Form 10-Q. (2)

14 77,748 65,239 69,258 63,228 63,761 0 25,000 50,000 75,000 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 Nu mb er o f Lo an s Modifications Repayment Plans and Forbearances Completed Short Sales and Deeds-in-Lieu Single-Family Completed Workouts by Type  Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration’s Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications.  Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.  Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.  Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.  In a short sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds.

15 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 3 Months post modification 80% 79% 78% 81% 84% 84% 83% 84% 85% 84% 84% 85% 6 months post modification 71% 73% 75% 77% 78% 79% 79% 79% 78% 77% 80% n/a 9 months post modification 65% 71% 73% 72% 75% 77% 76% 74% 73% 76% n/a n/a 12 Months post modification 65% 70% 70% 69% 74% 75% 72% 71% 73% n/a n/a n/a 15 months post modification 63% 66% 67% 68% 73% 72% 70% 71% n/a n/a n/a n/a 18 Months post modification 60% 65% 67% 68% 71% 71% 70% n/a n/a n/a n/a n/a 21 Months post modification 59% 65% 67% 66% 70% 72% n/a n/a n/a n/a n/a n/a 24 Months post modification 60% 65% 65% 65% 71% n/a n/a n/a n/a n/a n/a n/a % Current or Paid Off Re-performance Rates of Modified Single-Family Loans(1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.

16 2003 2004 2005 2006 2007 2008 2009201020112012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2013 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

FannieMae

Single-Family Real Estate Owned (REO) in Select States

State	Average Days From Last Paid Installment to Foreclosure For YTD 2013 (2) (3) (4)	REO Acquisitions and Dispositions (Number of Properties)						REO Inventory as of March 31, 2013	REO Inventory as of March 31, 2012
		YTD 2013	2012	2011	2010	2009	2008		
Beginning Balance	N/A	105,666	118,528	162,489	86,155	63,538	33,729	N/A	N/A
Arizona	418	1,288	8,133	16,172	20,691	12,854	5,532	2,863	3,795
California	560	2,043	14,980	27,589	34,051	19,565	10,624	7,226	11,789
Florida	1,159	7,493	23,586	13,748	29,628	13,282	6,159	15,756	10,401
Nevada	599	730	3,014	8,406	9,418	6,075	2,906	1,432	2,117
Select Midwest States (1)	735	9,805	40,070	33,777	45,411	28,464	23,668	29,089	30,963
All other States	619	17,358	84,696	100,004	122,879	65,377	45,763	45,083	55,092
Total Acquisitions	N/A	38,717	174,479	199,696	262,078	145,617	94,652	N/A	N/A
Total Dispositions	N/A	(42,934)	(187,341)	(243,657)	(185,744)	(123,000)	(64,843)	N/A	N/A
Ending Inventory	N/A	101,449	105,666	118,528	162,489	86,155	63,538	N/A	N/A

(1) Select Midwest States are Illinois, Indiana, Michigan, and Ohio.
(2) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during Q1 2013.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 327, 325, 407, 479, 529, and 655 in each of the years 2007 through 2012, respectively, and 745 in 2013 YTD.
(4) Home Equity Conversion Mortgages (HECMs) excluded from calculation.

17

18 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FL 45.6% 41.6% 41.3% 42.6% 41.8% 43.2% 42.0% 41.7% 41.3% 43.8% 44.7% 46.3% 47.6% 51.0% 53.3% 55.8% 59.0% CA 51.7% 47.8% 49.3% 52.9% 53.7% 56.2% 55.9% 53.3% 53.1% 53.5% 53.1% 54.7% 55.4% 58.8% 63.2% 67.6% 72.4% IL 52.2% 47.9% 44.0% 42.9% 43.9% 45.8% 41.4% 39.3% 39.2% 43.3% 42.2% 42.0% 41.1% 44.3% 45.9% 47.7% 49.5% MI 41.6% 41.9% 42.0% 44.8% 41.2% 44.5% 43.3% 44.5% 41.6% 42.6% 44.0% 45.1% 46.3% 49.2% 51.8% 51.9% 55.1% OH 46.2% 50.4% 51.8% 50.8% 49.0% 52.9% 47.5% 49.6% 45.2% 49.3% 47.2% 47.1% 46.3% 49.9% 53.7% 52.5% 55.5% GA 53.3% 52.6% 54.4% 57.3% 56.0% 58.8% 56.7% 54.9% 54.3% 54.9% 53.7% 54.0% 54.2% 57.3% 60.0% 63.2% 66.9% AZ 51.5% 47.8% 50.1% 52.1% 50.6% 52.1% 51.0% 46.2% 45.0% 47.0% 48.6% 51.7% 54.5% 60.9% 65.3% 67.5% 69.1% TX 71.6% 70.3% 72.7% 73.8% 75.5% 77.9% 74.7% 71.4% 73.8% 74.2% 74.4% 73.5% 76.2% 78.9% 78.2% 79.8% 82.7% NC 68.0% 67.0% 71.9% 72.9% 69.8% 71.5% 66.1% 65.9% 66.1% 67.5% 64.6% 65.6% 66.1% 68.2% 68.6% 71.0% 71.2% MN 55.0% 52.7% 55.0% 55.7% 57.4% 59.4% 57.7% 55.4% 53.8% 55.1% 55.6% 55.0% 58.0% 61.3% 64.0% 65.6% 68.0% Top 10 51.4% 48.7% 49.7% 51.7% 51.1% 53.7% 52.2% 51.1% 49.6% 51.2% 51.5% 52.9% 53.6% 56.6% 59.2% 61.1% 64.0% All Others 62.0% 60.7% 61.3% 62.4% 61.9% 63.9% 61.7% 59.6% 59.0% 59.9% 58.6% 59.4% 60.5% 63.2% 64.3% 64.5% 65.6% Total 55.1% 52.4% 53.4% 55.3% 55.0% 57.3% 55.6% 54.1% 52.8% 54.1% 54.0% 55.4% 56.3% 59.2% 61.1% 62.3% 64.6% 2009 2010 2011 2012 62% 59% 60% 62% 61% 64% 62% 61% 59% 60% 60% 61% 62% 65% 67% 68% 71% 55% 52% 53% 55% 55% 57% 56% 54% 53 54% 54% 55% 56% 59% 61% 62% 65% 50% 55% 60% 65% 70% 75% Q1 Q Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 Gross Sales/ UPB Net Sales/ UPB Single-Family Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans(1) Net Sales Proceeds/UPB Trends on Direct Sale Dispositions(1) Top 10 States (Based on YTD 2013 Volume of REO Properties Sold) (1) Calculated as the sum of sale proceeds received on REO properties that have been sold to a third party, excluding properties repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, and properties sold through the FHFA Rental Pilot, divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net Sales Price represents the contract sale price less selling costs for the property and adjusted for other charges/credits paid by or due to the seller at closing. Note: Properties disposed of in the third and fourth quarters of 2012 through structured rental transactions have been excluded from the Net/Gross Proceeds to UPB calculations.

FannieMae

Multifamily Credit Profile by Loan Attributes

As of March 31, 2013	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business (2)	38,688	$203.3	100%	0.39%	100%	100%	100%
Credit Enhanced Loans:							
Credit Enhanced	34,698	$183.7	90%	0.23%	73%	83%	68%
Non-Credit Enhanced	3,990	$19.6	10%	1.93%	27%	17%	32%
Origination loan-to-value ratio: (3)							
Less than or equal to 70%	24,843	$113.4	56%	0.17%	14%	18%	8%
Greater than 70% and less than or equal to 80%	11,193	$82.4	41%	0.69%	71%	70%	89%
Greater than 80%	2,652	$7.5	4%	0.41%	15%	12%	3%
Delegated Underwriting and Servicing (DUS ®) Loans: (4)							
DUS ® - Small Balance Loans (5)	8,741	$16.7	8%	0.34%	7%	9%	7%
DUS ® - Non Small Balance Loans	12,388	$156.9	77%	0.34%	71%	72%	61%
DUS ® - Total	**21,129**	**$173.7**	**85%**	**0.34%**	**78%**	**81%**	**68%**
Non-DUS - Small Balance Loans (5)	16,526	$13.5	7%	0.96%	16%	12%	10%
Non-DUS - Non Small Balance Loans	1,033	$16.2	8%	0.46%	6%	7%	22%
Non-DUS - Total	**17,559**	**$29.6**	**15%**	**0.69%**	**22%**	**19%**	**32%**
Maturity Dates:							
Loans maturing in 2013	1,672	$8.6	4%	0.56%	2%	7%	10%
Loans maturing in 2014	2,222	$12.3	6%	0.43%	12%	5%	11%
Loans maturing in 2015	2,906	$14.5	7%	0.24%	8%	6%	4%
Loans maturing in 2016	2,920	$15.2	7%	0.42%	12%	8%	14%
Loans maturing in 2017	4,061	$20.6	10%	1.54%	33%	21%	12%
Other maturities	24,907	$132.1	65%	0.21%	34%	53%	49%
Loan Size Distribution:							
Less than or equal to $750K	10,233	$3.1	2%	0.83%	5%	5%	2%
Greater than $750K and less than or equal to $3M	13,641	$20.4	10%	0.71%	17%	16%	16%
Greater than $3M and less than or equal to $5M	4,846	$17.7	9%	0.34%	12%	11%	17%
Greater than $5M and less than or equal to $25M	8,688	$88.8	44%	0.49%	55%	50%	48%
Greater than $25M	1,280	$73.3	36%	0.18%	11%	18%	17%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(3) Weighted Average Origination loan-to-value ratio is 66% as of March 31, 2013.
(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(5) Multifamily loans under $3 million and up to $5 million in high cost of living areas.

Note: In the first quarter of 2013, we had multifamily credit recoveries partially offset by credit losses. As a result, amounts by category as a percentage of total credit recoveries are not meaningful and are not shown.

19

20 2005 2006 2007 2008 2009 2011 2010 2010 2012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year1 Year2 Year3 Year4 Year5 Year6 Year7 Year8 Year9 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Year1 Year2 Year3 Year4 Year5 Year6 Year7 Year8 Year9 Cum ulat ive Def ault Ra te 2005 2006 2007 2008 2009 2010 2011 2012 2013 2005 20072008 2006 2012 2011 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously charged-off amounts. (3) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. Note: In the first quarter of 2013, we had multifamily credit recoveries partially offset by credit losses. As a result, amounts by category as a percentage of total credit recoveries are not meaningful and are not shown. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year As of March 31, 2013 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) % of 2012 Multifamily Credit Losses (2) % of 2011 Multifamily Credit Losses % of 2010 Multifamily Credit Losses Total Multifamily Guaranty Book of Business (3) $203.3 100% 0.39% 229 100% 100% 100% By Acquisition Year: 2013 $8.2 4%      2012 $33.8 17%      2011 $23.4 12% 0.22% 3 0%   201 $16.6 8% 0.18% 2 0%   2009 $17.0 8% 0.18% 4 7% 6% 2% 2008 $24.7 12% 0.55% 66 23% 31% 17% 2007 $30.1 15% 1.09% 89 48% 33% 38% 2006 $15.3 8% 0.51% 19 10% 7% 17% 2005 $12.5 6% 0.24% 8 17% 3% 2% Prior to 2005 $21.7 11% 0.51% 38 -4% 20% 25%

FannieMae

Multifamily Credit Profile

As of March 31, 2013	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business (2)	$203.3	100%	0.39%	100%	100%	100%
Region: (3)						
Midwest	$17.6	9%	0.88%	15%	23%	10%
Northeast	$42.3	21%	0.27%	10%	3%	5%
Southeast	$42.3	21%	0.35%	53%	42%	40%
Southwest	$36.8	18%	0.36%	8%	26%	40%
Western	$64.3	32%	0.38%	14%	6%	6%
Top Five States by UPB:						
California	$50.0	25%	0.08%	1%	1%	2%
New York	$25.4	13%	0.15%	3%	0%	1%
Texas	$18.6	9%	0.18%	2%	19%	12%
Florida	$10.7	5%	0.31%	36%	10%	13%
Virginia	$7.2	4%	0.11%	0%	0%	0%
Asset Class: (4)						
Conventional/Co-op	$180.3	89%	0.44%	94%	96%	99%
Seniors Housing	$14.6	7%	—	—	—	—
Manufactured Housing	$5.5	3%	0.01%	3%	0%	0%
Student Housing	$2.9	1%	0.03%	3%	4%	1%
Targeted Affordable Segment:						
Privately Owned with Subsidy (5)	$29.1	14%	0.23%	3%	14%	6%
DUS & Non-DUS Lenders/Servicers:						
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$73.8	36%	0.49%	21%	29%	45%
DUS: Non-Bank Financial Institution	$115.8	57%	0.31%	70%	68%	50%
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$12.3	6%	0.59%	6%	1%	4%
Non-DUS: Non-Bank Financial Institution	$1.2	1%	0.16%	2%	1%	1%
Non-DUS: Public Agency/Non Profit	$0.2	0%	—	0%	0%	0%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(3) For information on which states are included in each region, refer to footnote 9 to Table 31 in Fannie Mae's 2013 Q1 Form 10-Q.
(4) Asset Class Definitions: Conventional/Co-Op Housing: Privately owned multifamily properties or multifamily properties in which the residents collectively own the property through their shares in the cooperative corporation. Seniors Housing: Multifamily rental properties for senior citizens. Manufactured Housing: A residential real estate development consisting of housing sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure. Student Housing: Multifamily rental properties in which 80% or more of the units are leased to undergraduate and/or graduate students.
(5) The Multifamily Affordable Business Channel focuses on financing properties which are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

Note: In the first quarter of 2013, we had multifamily credit recoveries partially offset by credit losses. As a result, amounts by category as a percentage of total credit recoveries are not meaningful and are not shown.

21

22 Example: UPB in NY is $25.4B and 2013 Credit Losses are -$1.6M due to recoveries Numbers: Represents YTD 2013 credit losses/(gains) for each state which totals $(5)M as of March 31, 2013. States with no numbers had less than $500K in credit losses or less than $500K in credit related gains in 2013. Shading: Represents unpaid principal balance (UPB) for each state, which total $203.3 billion as of March 31, 2013. (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) Negative values are the result of recoveries on previously charged-off amounts. Multifamily YTD 2013 Credit Losses(1) by State ($ Millions) Portfolio UPB(1) Concentration by State as of 03/31/2013